Exhibit 99.1

Akerna Expands Leadership Team with Appointment of Chief Revenue Officer

Nina Simosko brings enterprise SaaS experience from NTT, SAP and

Nike Technology to drive accelerated Akerna growth

DENVER — October 1, 2019— Akerna Corp. (Nasdaq: KERN), a leading cannabis compliance technology provider and developer of the cannabis industry’s first seed-to-sale enterprise resource planning (ERP) software technology (MJ Platform®), announced today the appointment of Nina Simosko to the new role of Chief Revenue Officer (CRO). As CRO of Akerna, Nina will oversee all revenue generation and build strategies to drive revenue growth in the following areas:

●	Grow MJ Platform revenues across the U.S. and global cannabis and hemp markets
●	Increase enterprise clients, increasing average revenue per client
●	Form partnerships that bring additional value to products
●	Pursue targeted accretive acquisitions

The company reaffirms revenue projections for fiscal year 2020 of approximately $17 million as published in October 2018 (the projection does not include impact of any potential acquisitions). “With ambitious growth goals this year, Nina is just the right revenue leader for Akerna thanks to her deep track record of driving enterprise SaaS growth,” stated Akerna CEO Jessica Billingsley. “I know she’ll be an invaluable leader to the team and a powerful partner to the C-Suite.”

Prior to joining Akerna, Nina served as President and CEO of NTT Innovation Institute Inc. (NTT i3), the Silicon Valley-based innovation center for NTT Group, one of the world’s largest information and communications technology companies. Under her leadership, NTT i3 focused on fostering strategic innovation and evolving partners into technology-first, digitally-driven businesses. NTT i3 also partnered with early stage, digitally-native businesses looking to expand their presence.

“The cannabis market’s speed of scale, growth and change is only surpassed by technology,”commented Nina. “In this unique environment, Jessica and her team have driven innovation that created the new sector of cannabis technology. As a fellow innovator, I look forward to bringing my experiences and insights to Akerna and helping to further propel growth.”

Nina’s experience also includes Senior Vice President of SAP’s Global Premier Customer Network (PCN), leading both the PCN Center of Excellence and SAP’s Global Executive Advisory Board. During her eight-year tenure at SAP, Nina was part of the Global Ecosystem & Partner Group, which was charged with continuing to build and enable an open ecosystem of software, service and technology partners together with SAP’s communities of innovation. Additionally, she served as the Global Chief Operating Officer for SAP’s worldwide Customer Education organization, responsible for driving more than half a billion euros in global education software and services revenue. In addition, at Nike, Nina led the creation and execution of Nike Technology strategy, planning and operations world-wide. Currently, Nina serves on the advisory boards of a few early-to-mid stage technology companies including: AppOrchid, DeepSense.ai, Reflektion, and Scanta Inc.

“Nina’s proven track record of success, depth of expertise and scale of operations experience clearly affirms she possesses the right combination of Silicon Valley skills to drive Akerna’s revenue generation. As a member of Akerna’s Board of Directors, I look forward to collaborating with her,” stated Mark D. Iwanowski, Founder, CEO and President of Global Visions-SV, Inc. and former Oracle CIO.

About Akerna Corp.

Akerna (Nasdaq: KERN) is a regulatory compliance technology company in the cannabis space. The cornerstones of Akerna’s service offerings are MJ Platform® and Leaf Data Systems®, which are highly-versatile platforms that provide clients and government entities with a central data management system for tracking regulated cannabis products—from seed to product to shelf to customer—through the complete supply chain. Since establishment in 2010, the company has tracked approximately $16 billion in cannabis sales across 14 countries and has served clients in 29 states across the U.S. As part of its business strategy, Akerna intends to grow through targeted, strategic acquisitions that are complementary to its current business and organically by accelerating its product development efforts. Akerna is based in Denver. More information is available online at www.akerna.com.

Forward-Looking Statements

Certain statements made in this release and in any accompanying statements by management are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of significant known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Akerna’s control, that could cause actual results or outcomes (including, without limitation, the results of Akerna’s contracts, strategic initiatives and business plans as described herein) to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include (i) Akerna’s ability to recognize the anticipated benefits of being a public company, (ii) competition, (iii) Akerna’s ability to grow and manage growth profitably, (iv) Akerna’s ability to maintain relationships with customers and suppliers and retain its management and key employees, (v) costs related to being a public company, (vi) changes in applicable laws or regulations, (vii) Akerna’s ability to identify and integrate acquisitions and achieve expected synergies and operating efficiencies in connection with acquired businesses, (viii) and other risks and uncertainties disclosed from time to time in Akerna’s filings with the U.S. Securities and Exchange Commission, including those under “Risk Factors” therein.  Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those vary from forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial and other information, are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond Akerna’s control. All information herein speaks only as of the date hereof, in the case of information about Akerna, or the date of such information, in the case of information from persons other than Akerna. Akerna undertakes no duty to update or revise the information contained herein. Forecasts and estimates regarding Akerna’s industry and end markets are based on sources believed to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part.

This press release contains information with respect to the Company’s revenue for fiscal 2020. These unaudited financial projections have been provided by the Company’s management and the Company’s auditors have not audited, reviewed, compiled or performed any procedures with respect to the unaudited projections for purposes of inclusion in this press release and, accordingly, do not express any opinion or provide any other form of assurances for purposes of this press release. These unaudited financial projections should not be relied upon as being necessarily indicative of future results. The inclusion of the unaudited financial projection in this press release is not an admission or representation by the Company that such information is material. The estimates and assumptions underlying the unaudited financial are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the unaudited financial projection. There can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the unaudited financial projection.

Akerna Media Contact

Jeannette Horton / Kimberly Brock

press@akerna.com

Investor Contact
Jason Assad
Akerna Investor Relations
IR@akerna.com
(678) 570-6791